Name of Investor:__________________

Number of Shares: __________________

BIOMETRX, INC.

SECURITIES PURCHASE AGREEMENT

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS AND UNTIL REGISTERED UNDER THE ACT AND REGISTERED OR QUALIFIED UNDER SUCH LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THE SECURITIES BEING OFFERED BY THE COMPANY ARE SECURITIES AS THAT TERM HAS BEEN DEFINED IN THE ACT. THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED BY SECTION 4 (2) THEREOF AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER. FURTHER, THESE SECURITIES MAY ONLY BE SOLD PURSUANT TO EXEMPTIONS FROM REGISTRATION OR QUALIFICATION IN THE VARIOUS STATES, AND MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER IN SUCH JURISDICTIONS.

AGREEMENT dated as of ______________, 2008, by and between bioMETRX, Inc. a Delaware corporation (the “Company”) having an address at 500 North Broadway, Jericho, New York 11753, and the person or entity whose signature appears at the end of this Agreement (the “Investor”).

WITNESSETH:

WHEREAS, the Company desires to sell up to an aggregate of 60 units (the “Units”) of the Company’s securities, each Unit consisting of 138,750 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”) and 69,375 Common Stock Purchase Warrants exercisable at $1.00 per share (the “Warrants”) for $25,000 per Unit to certain persons including the Investor, who are “accredited investors” within the meaning of Rule 501(a) adopted under the Securities Act of 1933 (the “Act”). The minimum purchase is one Unit at $25,000; and

WHEREAS, the Investor wishes, pursuant to the terms and conditions hereinafter set forth, to purchase the number of Units set forth on the signature page hereof.

WHEREAS, Investor acknowledges receipt of the Confidential Private Placement Memorandum, dated April __, 2008 (the “Memorandum”), delivered to Investor in connection with the Offering. Capitalized terms used but not defined herein shall have the meanings given in the Memorandum.

NOW THEREFORE, in consideration of the premises, and the respective representations and warranties hereinafter set forth, the Company and the Investor agree as follows:

1. SUBSCRIPTION

The Investor, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase from the Company the number of Units set forth on the signature page hereof. Subscription payments should be made payable to “bioMETRX, Inc.” and should be delivered, together with two executed and properly completed copies of the Securities Purchase Agreement, to the Escrow Agent, Sommer & Schneider LLP 595 Stewart Ave. Suite 710 Garden City, New York 11753 Attention: Joel C. Schneider, Esq. If the subscription is not accepted in whole or in part by the Company, the full or ratable amount, as the case may be, of any subscription payment received will be promptly refunded to the subscriber without deduction therefore or interest thereon.

The Units are being offered on a “best efforts $500,000 minimum” basis by various members of management and employees of the Company. Accordingly, until the minimum offering amount is received by the Escrow Agent no closing will occur. Once the minimum offering amount has been received and accepted by the Company we will have a first closing. .After the first closing, the Company may conduct closings at their sole discretion and immediately accept subscriptions and funds. Regardless of whether all of the Units have been sold, the Offering will terminate on ______, 2008, unless extended, in the Company’s sole discretion, for a period of up to sixty (60) days. In a best efforts offering there is no assurance that all or any part of the Units will be sold. No commissions or other similar compensation will be paid in connection with the sale of the Shares by the Company’s management and its employees.

2. PURCHASE AND CLOSING

2.1	Issuance and Sale of Units

Upon the terms and subject to the conditions of this Agreement, at the first closing and all subsequent closings the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, in lawful money of the United States, the number of Units subscribed for hereunder for the aggregate purchase price calculated at the rate of $ 25,000 per Unit (the “Purchase Price”). The offer and sale of the Units are being effected in accordance with and in reliance on the provisions of Rule 506 under Regulation D under the Act.

2.2	Closing
Promptly upon execution and delivery of this Agreement by the Company and the Investor:

(a) The Investor shall deliver to the Company:

(i)	two executed copies of this Agreement (or a photocopy or facsimile thereof); and

(ii)	payment of the full Purchase Price by certified check or money order made payable to the Company.

(b) The Company shall deliver to the Investor:

(i)	an executed copy of this Agreement;

(ii)	a stock certificate representing the numbers of shares of Common Stock contained in the Units purchased hereunder, registered in the name of the Investor; and

(iii)	a warrant certificate representing the number of Warrants contained in the Units purchased hereunder, registered in the name of the Investor.

Promptly after the first closing and all subsequent closings the Company shall deliver the Units to the Investor.

3. INVESTOR REPRESENTATIONS AND WARRANTIES.

The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company as follows:

3.1 The Investor is acquiring the Units for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person except the Investor’s corporate parent has a direct or indirect beneficial interest in such Units;

3.2 The Investor acknowledges its understanding that the offering and sale of the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act and the provisions of Regulation D thereunder. In furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

(a)
the Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;

(b)	if the Investor is a natural person,

(i)	his net worth, individually or jointly with his or her spouse, exceeds $1,000,000 (inclusive of the value of home, home furnishings and automobiles); or

(ii)
his personal income exceeded $200,000 in 2006 and 2007 and reasonably expects that his or her personal income will exceed $200,000 in 2008 (or whose joint net income with that of his or her spouse exceeds $300,000 for the relevant periods);

(c)
if the Investor is an entity (i.e., a corporation, partnership, trust or estate), each of the equity owners meet the requirements of either category (b)(i) or category (b)(ii) above and was not specifically formed to acquire the Units subscribed for herein; or

(d)
the Investor is a corporation, trust, estate benefit plan, partnership other entity, which comes within a category of “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Act (17 C.F.R. 230.501(a));

3.3 The Investor:

(a)	has not been furnished with any documents from the Company other than this Securities Purchase Agreement, and is making this investment solely on the reputation of management;

(b)	has not been furnished with any oral representation or oral information in connection with the offering of the Units which is not contained in the Documents; and

(c)	has determined that the Units are a suitable investment and that at this time the Investor could bear a complete loss of its investment;

3.4 The Investor is not relying on the Company with respect to economic considerations involved in this investment.

3.5 The Investor represents, warrants and agrees that it will not sell or otherwise transfer the Units unless registered under the Act or in reliance upon an exemption therefrom, and fully understands and agrees that it must bear the economic risk of its purchase for an indefinite period of time because, among other reasons, the Units or underlying securities have not been registered under the Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Act and under the applicable securities laws of such states or an exemption from such registration is available. The Investor further understands that sales or transfers of the Units or underlying securities are restricted by the provisions of state securities laws.

3.6 The person signing this Securities Purchase Agreement on behalf of such entity has been duly authorized by such entity to do so.

3.7 No representation or warranties have been made to the Investor by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company herein.

3.8 The execution and delivery by the Investor of, and the performance by the Investor of its obligations under this Agreement in accordance with its terms will not contravene any provision of applicable law or the charter documents of the Investor or any agreement or other instrument binding upon the Investor, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Investor, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Investor of its obligations under such Agreements in accordance with their respective terms.

3.9 If the Investor is a corporation, the Investor has been duly organized, is validly existing and is in good standing under the laws of its state of incorporation. The Investor has full power and authority (corporate or otherwise) to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Investor and are valid and binding obligations of the Investor, enforceable against the Investor in accordance with their respective terms, except as such enforcement may be limited by the United States Bankruptcy Code, laws effecting creditors rights, generally and general equitable principles.

3.10 The Investor represents, warrants and agrees that as long as the Shares are restricted the Investor will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Company’s Common Stock.

3.11 The foregoing representations, warranties and agreements shall survive the Closing.

4. INVESTOR AWARENESS.

The Investor acknowledges, represents, agrees and is aware that:

4.1 No Federal or state agency has passed on the Units or made any finding or determination as to the fairness of this investment;

4.2 There are substantial risks incident to the purchase of Units;

4.3 The investment in the Company is an illiquid investment and the Investor must bear the economic risk of investment in the Units for an indefinite period of time;

4.4 There are substantial restrictions on transferability of the Units;

4.5 The foregoing acknowledgments, representations, warranties and agreements shall survive the Closing.

5. INDEMNITY.

The Investor agrees to indemnify and hold harmless the Company and each other person, if any, who controls it within the meaning of Section 15 of the Act against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing for or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Investor to comply with any covenant or agreement made by the Investor herein.

6. COMPANY REPRESENTATIONS AND WARRANTIES.

The Company hereby acknowledges, represents and warrants to, and agrees with the Investor (which representations and will be true and correct as of the date of the Closing as if the Agreement were made on the date of Closing) as follows:

6.1 The Company has been duly organized, is validly existing and is in good standing under the laws of the State of Florida. The Company has full corporate power and authority to enter into this Agreement, and once executed and delivered by the Company constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be limited by the United States Bankruptcy Code, laws effecting creditors rights, generally and general equitable principles.

6.2 This Securities Purchase Agreement has been duly executed and delivered by the Company. The execution, delivery and performance by the Company of the Securities Purchase Agreement has been duly authorized by all requisite corporate action of the Company and each, upon execution and delivery thereof by the Company will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms.

6.3 The issuance and delivery of the Common Stock have been duly authorized by all requisite corporate action of the Company and, when so issued, sold and delivered, the Shares will be duly executed, issued and delivered and will constitute fully paid, validly issued and nonassessable Shares of the Company, free and clear of all liens encumbrances and claims whatsoever (except as arising under applicable securities laws) and, in each case, will not be subject to preemptive or any other similar rights of the shareholders of the Company, or others which rights shall not have been waived or exercised prior to Closing.

6.4 Subject to the performance by the Investor of its obligations under this Agreement and the accuracy of the representations and warranties of the Investor, the offering and sale of the Shares will be exempt from the registration requirements of the Act.

6.5 The execution and delivery by the Company of, and the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement, will not contravene any provision of applicable law or the charter documents of the Company or any agreement or other instrument binding upon the Company, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement in accordance with the terms of this Agreement.

6.6 All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, non-assessable and free of preemptive or similar rights. As of April 15, 2008, the Company has 100,000,000 shares of Common Stock authorized, of which aprroximately 19,500,000 shares of Common Stock are issued and outstanding..

6.7 The Company is not in violation of its charter or bylaws and is not in default in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, license, contract, lease or other instrument to which the Company is a party or by which it is bound, or to which any of the property or assets of the Company is subject, except such as have been waived or which would not have, singly or in the aggregate, a material adverse effect on the Company, taken as a whole.

6.8 There is no material litigation or governmental proceeding pending, or to the knowledge of the Company, threatened against, or involving the property or the business of the Company, or, to the best knowledge of the Company which would adversely affect the condition (financial or otherwise), business, prospects or results of operations of the Company, taken as a whole.

6.9 The foregoing representations, warranties and agreements shall survive the Closing.

6.10 For so long as any Shares held by Investor remain outstanding, the Company covenants and agrees with the Investor that:

(a) The Company will undertake to use its best efforts to continue to have its Common Stock quoted on the OTC Bulletin Board; and

(b) Except as expressly set forth in Section 7 below, the Company will not issue stop transfer instructions to its transfer agent in regard to the Units.

7. MISCELLANEOUS.

7.1 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

7.2 Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (b) delivered personally at such address.

7.3 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart.

7.4 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the Investor shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

7.5 Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

7.6 Assignability. This Agreement is not transferable or assignable by the Investor except as may be provided herein.

7.7 Applicable Law. This Agreement shall be governed and construed under the laws of the State of New York.

8. REGULATORY NOTICES.

THESE MATERIALS HAVE NOT BEEN REVIEWED BY THE SECURITIES EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF ANY STATE, OR ANY OTHER REGULATORY AUTHORITY PRIOR TO THEIR ISSUANCE AND USE. NO ATTORNEY GENERAL FROM ANY STATE HAS PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

[EXECUTION PAGES FOLLOW]

9. EXECUTION.

9.1 Investor. The Investor has executed this Securities Purchase Agreement on this _____ day of _________________, 2008.

Number of Shares to be purchased:

Price per Share:  $25,000

Total Purchase Price: $

INSTRUCTION: (The execution pages and acknowledgment for subscribers follows this page.)

9.2 The Company.

Accepted this ____ day of ___________, 2008.

bioMETRX, Inc.

By:
Mark Basile, Chief Executive Officer

EXECUTION

Please execute this Securities Purchase Agreement by completing the appropriate section below.

1. If the prospective investor is an INDIVIDUAL, complete the following:

Signature of Proposed Investor

Name (Please type or print)

Signature of Spouse or Co-Investor if funds are to be invested as joint tenants, tenants by the entirety or community property.

Name (Please type or print)

Address: _____________________________________ ___

2. If the prospective investor is a CORPORATION, complete the following:

The Investor hereby represents, warrants and covenants that the Investor has been duly authorized by all requisite action on the part of the prospective investor listed below to enter into this Securities Purchase Agreement and Investment Representation and, further, that the prospective investor has all requisite authority to enter into such Agreement.

The Investor represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that prospective investor and that he has authority under the charter, by-laws and resolutions of the Board of Directors of such prospective investor to execute this Agreement. Such officer encloses a true copy of the charter, the by-laws and the resolutions of the Board of Directors authorizing the execution of this Securities Purchase Agreement and Investment Representation.

Name of Corporation (Please type or print)

Address: _________________________________________

By:

                   Name of Signatory:

Title:

3. If the prospective investor is a PARTNERSHIP, complete the following:

The Investor hereby represents, warrants and covenants that the Investor is a general partner of the prospective investor named below, has been duly authorized by the prospective investor to acquire the Shares, the prospective investor has all requisite authority to enter into this Securities Purchase Agreement and Investment Representation and set forth below are the names of all Partners of the prospective investor.

The Investor represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that prospective investor and he is authorized by such prospective investor to execute this Securities Purchase Agreement and Investment Representation. Such Partner encloses a true copy of the Partnership Agreement of said prospective investor.

Name of Partnership (Please type or print)

Address: _________________________________________

By:

                         Name of Signatory:

Title:

Names of Partners:

4. If the prospective investor is a TRUST, complete the following:

The Investor hereby represents, warrants and covenants that he as Trustee is duly authorized by the terms of the trust instrument (“Trust Instrument”) for the prospective investor set forth below to enter into this Securities Purchase Agreement and Investment Representation.

The Investor, as trustee, executing this Securities Purchase Agreement and Investment Representation on behalf of the prospective investor represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that prospective investor and he is authorized by such prospective investor to execute this Securities Purchase Agreement and Investment Representation. Such trustee encloses a true copy of the Trust Instrument of said prospective investor.

Name of Trust (Please type or print)

Address: _________________________________________

By:

                         Name of Signatory:

Title:

5. If the prospective investor is an ESTATE, complete the following:

The Investor hereby represents, warrants and covenants that he is duly authorized by the terms of the Will, and/or Codicil of the prospective investor named below to enter into this Securities Purchase Agreement and Investment Representation and that the prospective investor has all requisite authority to enter into such Agreement, pursuant to Letters Testamentary issued by a court of appropriate jurisdiction.

The Investor represents and warrants that each of the above representations or agreements or understandings set herein applies to that prospective investor and he is authorized by the terms of the Will and/or Codicil of such prospective investor to execute this Securities Purchase Agreement and Investment Representation. Such Executor encloses a true copy of the Will, including any codicils thereto and Letters Testamentary issued by a court of appropriate jurisdiction, and any and all amendments thereto, of said prospective investor.

Name of Estate (Please type or print)

Address: _________________________________________

By:

                         Name of Signatory:

Title:

INDIVIDUAL ACKNOWLEDGMENT

STATE OF ____________________ )
                           ) ss.:
COUNTY OF __________________ )

On the ______ day of _____________, 2008, before me personally came ________________________________________, known to me to be the individual(s) described in and who acknowledged the foregoing instrument and swore and acknowledged that (he)(she)(they) executed the same as (his)(her)(their) free act and deed.

_________________________________
Notary Public

My commission expires: ____________

PARTNERSHIP ACKNOWLEDGMENT

STATE OF ____________________ )
                           ) ss.:
COUNTY OF __________________ )

On the ______ day of _____________, 2008, before me personally appeared the above-named general partner of _______________________________________________, who swore and acknowledged that being authorized and directed to do so (s)he did sign the foregoing instrument, and that the same is the free act and deed of said Partnership and the free act and deed personally of such general partner.

_________________________________
Notary Public

My commission expires: ____________

CORPORATE ACKNOWLEDGMENT

STATE OF ____________________ )
                           ) ss.:
COUNTY OF __________________ )

________________________________, the corporation that executed the foregoing instrument, who, being duly sworn, acknowledged that (s)he resides at _____________________ __________________________________________, that (s)he knows the seal of said corporation, that the seal affixed to said instrument is such corporate seal; that it was so affixed by the order of the Board of Directors of said corporation; and that (s)he signed his name there to by like order.

_________________________________
Notary Public

My commission expires: ____________

ESTATE OR TRUST ACKNOWLEDGMENT

STATE OF ____________________ )
                           ) ss.:
COUNTY OF __________________ )

On the _______ day of _____________________, 2008, before me personally came ___________________________________________, [the executor of the Last Will and Testament of ______________________________________________________, deceased] or [administrator of the good, chattels and credits _________________________________ of ___________________________, deceased] or [trustee ________________________________ of __________________________________________, deceased] residing in ______________________________________________________, and known to me to be the person described in and who executed the foregoing instrument and acknowledged that (s)he executed the same as such [executor] or [administrator] or [trustee].

_________________________________
Notary Public

My commission expires: ____________